UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 25, 2016

Seaboard Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3390	04-2260388
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

9000 West 67th Street, Merriam, Kansas	66202
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code    (913) 676-8800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 25, 2016, following Seaboard’s annual meeting of stockholders, the Board of Directors acted pursuant to the authority granted to it in Seaboard's Bylaws to increase the number of directors to constitute the full board of directors of Seaboard from four (4) directors to five (5) directors. To fill the vacancy resulting from the increase in the size of the Board, the Board of Directors then elected Paul M. Squires as a director to serve and hold office until the 2017 annual meeting of stockholders and until his successor is duly elected and qualified. There was no arrangement or understanding between Mr. Squires and any other person, pursuant to which Mr. Squires was selected as a director. Mr. Squires was not elected to serve on Seaboard’s Audit Committee or any other Committees and it is not anticipated that he will be named to any Committees. There has been no transaction since the beginning of Seaboard's last fiscal year, or any currently proposed transaction, in which Seaboard was or is to be a participant involving more than $120,000 and in which Mr. Squires had or will have a direct or indirect material interest. There is no material plan, contract or arrangement (whether or not written) to which Mr. Squires is a party that is required to be disclosed pursuant to this item.

Item 5.07  Submission of Matters to a Vote of Security Holders

Seaboard Corporation held its annual meeting of stockholders on April 25, 2016 in Waltham, Massachusetts.  Three items were submitted to a vote as described in Seaboard’s Proxy Statement dated March 10, 2016.  The following table briefly describes the proposals and results of the stockholders’ vote.

		Votes in	Votes
		Favor	Withheld
1.	Election of the following persons as directors:
	Steven J. Bresky	1,041,004	85,492
	David A. Adamsen	1,118,917	7,579
	Douglas W. Baena	1,122,593	3,903
	Edward I. Shifman, Jr.	1,118,154	8,342

		Votes in	Votes	Votes
		Favor	Against	Abstaining

2.	Ratification and approval of the selection of KPMG LLP as independent auditors for 2016.	1,155,170	1,475	1,100

		Votes in	Votes	Votes
		Favor	Against	Abstaining

3.	Stockholder proposal requesting that Seaboard Corporation adopt a policy, and amend other governing documents as necessary, to require that the board’s Chair be an independent director. The policy should also specify how to select a new independent Chair if a current Chair ceases to be independent between annual shareholder meetings.	53,337	1,072,133	1,025

There were 31,249 broker non-votes with respect to the election of directors and 31,250 broker non-votes with respect to the stockholder proposal requesting the board’s Chair be an independent director. There were 0 broker non-votes with respect to the selection of independent auditors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE: April 27, 2016

Seaboard Corporation

by	/s/ Robert L. Steer
Robert L. Steer, Executive Vice President,
Chief Financial Officer